EXHIBIT 99.1

Appendix F

SUBSCRIPTION AGREEMENT

Val-E Ethanol, LLC

1545 M Street, PO Box 40

Ord, Nebraska 68862-0040

Re: Units of Membership Interest

Gentlemen:

The undersigned subscriber (“Subscriber”) understands that Val-E Ethanol, LLC, a limited liability company organized and operating pursuant to the laws of the state of Nebraska (the “Company”), is offering for sale certain Units of Membership Interest (the “Units”) at $5,000 per Unit (the “Offering”).

1. Subscription. Subject to the terms and conditions hereof and the provisions of the Private Placement Memorandum dated November 30, 2005 (the “Memorandum”), receipt of which is hereby acknowledged, the undersigned hereby irrevocably tenders this subscription (the “Subscription”) for 1200 Units, together with a cashier’s or certified check payable to First National Bank of Ord, escrow agent, in the amount of $6,000,000, representing either full payment of the purchase price; or 25% of the purchase price for the Units to be purchased. If 25% is paid hereinafter, subscriber unconditionally agrees to tender the remaining 75% of the purchase price on or before the date specified by the company in a Call Notice transmitted to Subscriber. The cashier’s or certified check must be deposited for collection on or before December 30, 2005 at 5:00 p.m., (unless extended) regardless and independent of the sale of any other Units.

Additional Units may be subscribed for on or before the closing date of December 31, 2005.

It is understood and agreed that the Company shall have the right, in its sole and absolute discretion, to accept or reject this Subscription, in whole or in part, and that the same shall be deemed to be accepted by the Company only when it is signed by the Company. Subscriber understands that this Subscription constitutes an absolute obligation, that it is independent of any other subscription by any other party, and that only the Company may accept this Subscription.

2. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to the Company as follows:

(a) Subscriber meets one or more of the following “Accredited Investor” categories of Rule 501 of the Securities Act of 1993 (the “1933 Act”), as indicated in the space provided below (check any and all appropriate categories):

i.	☐ Any bank as defined in section 3(a)(2) of the 1933 Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in section 2(13) of the 1933 Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

ii.	☐ Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

iii.	☒ Any organization described in section 501(c) (3) of the Internal Revenue Code, or any corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

iv.	☐ Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

v.	☐ Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000;

vi.	☐ Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

vii.	☐ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

viii.	☐ Any entity in which all of the equity owners are “accredited investors” under the 1933 Act.

(b) Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Company and the suitability of the Units subscribed for as an investment for Subscriber, or Subscriber and Subscriber’s Purchaser Representative, if any, together have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the prospective investment in the Company and the suitability of the Units subscribed for as an investment for Subscriber;

(c) the Units for which Subscriber hereby subscribes will be acquired for Subscriber’s own account for investment and not with the view toward resale or distribution, and Subscriber does not presently have any reason to anticipate any change in Subscriber’s circumstances or other particular occasion or event which would cause Subscriber to sell such Units;

(d) Subscriber is able to bear the economic risk of the investment in the Units subscribed for and Subscriber has sufficient net worth to sustain a loss of Subscriber’s entire investment in the Units without material economic hardship if such a loss should occur;

(e) Subscriber confirms that all documents, records and books pertaining to Subscriber’s proposed investment in the Company and requested by Subscriber have been made available to Subscriber, and that Subscriber understands the Company is in the developmental stage and has no significant assets and no significant history of operations;

(f) Subscriber has had an opportunity to ask questions of and receive satisfactory answers from the Company or any person or persons acting on the Company’s behalf, concerning the terms and conditions of this investment, and all such questions have been answered to Subscriber’s full satisfaction;

(g) Subscriber represents that (i) it has been called to Subscriber’s attention, both in the Memorandum and by those individuals with whom Subscriber has dealt in connection with Subscriber’s investment in the Company, that Subscriber’s investment in the Company is speculative and involves a high degree of risk of loss by Subscriber of Subscriber’s entire investment in the Company and that Subscriber must bear the economic risk of such investment for an indefinite period of time because the Units have not been registered under the 1933 Act, or applicable state securities laws and therefore cannot be sold unless subsequently registered under such Act and such state laws or unless an exemption from such registration is available, (ii) no assurances are or have been made regarding any economic advantages (including tax) which may inure to the benefit of the undersigned, and (iii) Subscriber is aware that this Subscription constitutes an absolute obligation for Subscriber and is independent of any other subscription for Units;

(h) Subscriber acknowledges and is aware that it has never been represented, guaranteed, or warranted to Subscriber by the Company, its directors, officers, agents or employees, or any other person, expressly or by implication, as to any of the following; (i) the approximate or exact length of time that Subscriber will be required to remain as owner of Subscriber’s Units; (ii) the percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of this investment; or (iii) that the past performance or experience on the part of the management of the Company will in any way indicate the predictable results of the ownership of Units or of the overall financial performance of the Company;

(i) Subscriber confirms that Subscriber has consulted, to the extent Subscriber has deemed desirable, with other personal advisers and that said advisers have analyzed the documents relating thereto on Subscriber’s behalf and have advised Subscriber of the business and financial aspects and consequences of and liabilities associated with Subscriber’s investment in the Units. Subscriber represents that Subscriber has made other risk capital investments or other investments of a speculative nature and, by reason of Subscriber’s business and financial experience or the business and financial experience of those persons Subscriber has retained to advise Subscriber with respect to this investment in the Company, has acquired the capacity to protect Subscriber’s own interest in investments of this nature. In reaching the conclusion that Subscriber desires to acquire the Units, Subscriber has carefully evaluated Subscriber’s financial resources and investments and acknowledges that Subscriber is able to bear the economic risks of this investment;

(j) Subscriber acknowledges that all information made available to Subscriber and/or personal adviser(s) in connection with Subscriber’s investment in the Units, including the information provided by the Company, is and shall remain confidential in all respects and may not be reproduced, distributed or used for any other purpose without the prior written consent of the Company; provided, however, the Company acknowledges that Subscriber is an SEC registered public company, and agrees that in accordance with applicable securities laws and regulations of the Securities Exchange Commission (“SEC”), Subscriber may disclose this Agreement in its SEC filings, along with such material information regarding Subscriber’s investment in the Company as is required by applicable laws and SEC regulations.

(k) Subscriber and Subscriber’s spouse, if any, are bona fide residents and domiciliaries (and are not non-resident aliens, transients or temporary residents) of the United States and the State of Nebraska.

(l) Subscriber acknowledges and agrees that Subscriber is not entitled to cancel, terminate or revoke this Subscription or any agreements of the undersigned hereunder, and that such Subscription and agreements shall survive changes in the transactions, documents and instruments described in the Memorandum which, in the aggregate, are not material or which are contemplated by the Memorandum.

3. Indemnification. Subscriber understands the meaning and legal consequences of the representations and warranties in paragraph 2 hereof and that such representations and warranties are being relied upon by the entities and individuals to whom such representations and warranties are made, and Subscriber hereby agrees to indemnify and hold harmless the Company, and its officers and directors, who have solicited this Subscription from and against any and all loss, damage or liability due to or arising out of a breach of any such representations or warranties. Notwithstanding the foregoing, however, no representations, warranty, acknowledgment or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted under federal or state securities laws.

4. Limitation on Transfer of Units. Subscriber is aware that there are substantial restrictions on the transferability of the Units in order to maintain the Company’s tax status as a partnership. In addition, because the Units will not be registered under the 1933 Act, or any applicable state securities laws, the Units may not be, and the undersigned agrees that they shall not be, sold unless the Units have been registered under the 1933 Act, and any applicable state securities laws, or such sale is exempt from such registration under said Act and such laws. The undersigned also acknowledges that Subscriber shall be responsible for compliance with all conditions on transfer imposed by any blue sky or securities law administrator and for any expenses incurred by the Company for legal or accounting services in connection with reviewing such a proposed transfer.

5. Restrictions and Limitations. The undersigned understands and agrees that the following restrictions and limitations are applicable to the purchase and resale, pledge, hypothecation or other transfer of the Units subscribed for:

a. the undersigned agrees that the Units shall not be sold, pledged, hypothecated or otherwise transferred unless either (i) the Units are registered under the 1933 Act and applicable state securities laws or (ii) the sale, pledge, hypothecation or transfer of the Units is exempt therefrom;

b. a legend has been or will be placed on any certificate(s) or other document(s) evidencing the Units subscribed for in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE ISSUER (“COMPANY”) OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF

1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

(c) if a transfer agent for the Company is utilized, stop transfer instructions to such transfer agent of the Company will be placed with respect to the Units so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further terms hereof, including the provisions of the legend set forth in subparagraph (b) above.

6. Miscellaneous.

(a) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid and, until notice to the contrary is given, if to the undersigned, at the address set forth below and, if to the Company, at the address shown on the first page hereof.

(b) This Agreement shall be construed in accordance with and governed by the internal laws of the State of Nebraska.

(c) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

(d) This Agreement and the representations and warranties contained herein shall be binding upon the heirs, executors, legal representatives, administrators, successors and assigns of the undersigned.

(e) Headings are used for convenience only and are not a part of the text. All terms used in any one number or gender shall be construed to include any other number or gender as the context may require.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the 28 day of December, 2005.

/s/ Fredrick J. Knievel
Signature of Subscriber

Fredrick J. Knievel, Chairman
(Type or Print Name)

Husker Ag, LLC	47-0836953
Name of Business	Employer Identification Number

54048 Hwy 20	N/A
Business Address	Residence Address

Plainview, NE 68769	N/A
City, State, and Zip Code	City, State, and Zip Code

All correspondence addressed to the above-named person should be sent by the Company to the ☒ business or ☐ home address (check one).

Accepted this 28 day of December, 2005.

Val-E Ethanol, LLC

By:	/s/ Clifford Mesner
Clifford Mesner, Chairman of Manager

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